UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021 (June 16, 2021)

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

9137 South Ridgeline Boulevard, Suite 135

Highlands Ranch, Colorado 80129

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 908-4867

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.08 Shareholder Director Nominations.

On June 16, 2021, the Board of Directors of Vivos Therapeutics, Inc. (the “Company”) approved the date of its 2021 annual meeting of stockholders (the “Annual Meeting”) for July 28, 2021, which date is more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders.

The Company has set a deadline of July 2, 2021 for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the Annual Meeting, which date the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials for the Annual Meeting. In order to be considered timely, any such proposal must be received by the Company at its principal executive offices at 9137 South Ridgeline Boulevard, Suite 135, Highlands Ranch, CO 80129, and addressed to the attention of the corporate secretary, no later than 5:00 p.m. Eastern Time, on July 2, 2021. Any such proposal must also meet the requirements set forth in the Company’s Amended and Restated By-Laws (the “By-Laws”) and the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, in accordance with the By-Laws, stockholders who intended to submit a proposal regarding a director nomination at the Annual Meeting must have ensured that notice of any such proposal was received by the corporate secretary at the Company’s principal executive offices at 9137 South Ridgeline Boulevard, Suite 135, Highlands Ranch, CO 80129, and addressed to the attention of the corporate secretary no later than 5:00 p.m. Eastern Standard Time on March 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2021	VIVOS THERAPEUTICS, INC.

	By:	/s/ R. Kirk Huntsman
	Name:	R. Kirk Huntsman
	Title:	Chairman of the Board & Chief Executive Officer